Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
FaZe Clan Inc. [Member]
Income Taxes [Line Items]
INCOME TAXES

10.    INCOME TAXES

The Company records income taxes using the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax effects attributable to temporary differences between the condensed consolidated financial statement carrying amounts of existing assets and liabilities and their respective income tax bases, operating losses and tax credit carryforwards. The Company establishes a valuation allowance if the Company believes it is more likely than not that the deferred tax assets will not be recovered based on an evaluation of objective verifiable evidence. The Company has considered its history of cumulative tax and book losses incurred since inception, and other positive and negative evidence, and has concluded that it is more likely than not that the Company will not realize the benefits of the net deferred tax assets as of September 30, 2021 and December 31, 2020.

For tax positions that are more likely than not of being sustained upon audit, the Company recognizes the largest amount of the benefit that is greater than 50% likely of being realized. For tax positions that are not more likely than not of being sustained upon audit, the Company does not recognize any portion of the benefit. As of September 30, 2021, the Company had no unrecognized tax benefits and does not anticipate any significant change to the unrecognized tax benefit balance. The Company would classify interest and penalties related to uncertain tax positions as income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits recorded through September 30, 2021.

The effective tax rate was zero percent for both the nine months ended September 30, 2021 and 2020, respectively. The difference between the U.S. statutory rate and the Company’s effective tax rate is primarily due to the full valuation allowance on its deferred tax assets.

13.    INCOME TAXES

The Company records income taxes using the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax effects attributable to temporary differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective income tax bases, operating losses and tax credit carryforwards. The Company establishes a valuation allowance if the Company believes it is more likely than not that the deferred tax assets will not be recovered based on an evaluation of objective verifiable evidence. The Company has considered its history of cumulative tax and book losses incurred since inception, and other positive and negative evidence, and has concluded that it is more likely than not that the Company will not realize the benefits of the net deferred tax assets as of December 31, 2019 and December 31, 2020.

For tax positions that are more likely than not of being sustained upon audit, the Company recognizes the largest amount of the benefit that is greater than 50% likely of being realized. For tax positions that are not more likely than not of being sustained upon audit, the Company does not recognize any portion of the benefit. As of December 31, 2020, the Company had no unrecognized tax benefits and does not anticipate any significant change to the unrecognized tax benefit balance. The Company would classify interest and penalties related to uncertain tax positions as income tax expense, if applicable. There was no interest expense or penalties related to unrecognized tax benefits recorded through December 31, 2020.

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

The significant components of the Company’s deferred tax assets consisted of the following:

	(in thousands) Year Ended December 31,
	2020	2019
Deferred income tax assets:
Accrual to cash	$3,971	$2,582
Accrued bonus	189	—
Stock-based compensation	748	742
Deferred rent	22	11
Deferred revenue	311	72
Bad debt expense	100	46
Contributions	18	—
Depreciation	34	—
Foreign exchange losses	—	40
Net operating Losses	14,291	8,544
Total deferred income tax assets	19,684	12,037

Less: valuation allowance	(18,570)	(10,561)

Deferred income tax liabilities:
Amortization	(30)	—
Depreciation	—	(4)
Accrual to cash	(1,084)	(1,472)
Total deferred income tax liabilities	(1,114)	(1,476)
Total deferred tax assets, net	$—	$—

A reconciliation of the statutory tax rates and the effective tax rates is as follows:

	(in thousands) Year Ended December 31,
	2020		2019
U.S. federal statutory income tax rate	$(6,043)	21.0%	$(6,959)	21.0%
State taxes, net of federal benefit	(2,001)	7.0%	(1,891)	5.7%
Non-deductible interest expense	—	0.0%	1,226	(3.7)%
Other non-deductible items	35	(0.1)%	62	(0.2)%
Valuation allowance	8,009	(27.9)%	7,562	(22.8)%
Income tax expense	$—	0.0%	$—	0.0%

The Company has incurred net operating losses (“NOLs”) in previous years. At December 31, 2020, the Company had generated federal NOLs of approximately $1.0 million, which begin to expire in the year 2036, approximately $50.3 million of federal NOLs that can be carried forward indefinitely, and state NOLs of $50.4 million, which begin to expire in the year 2038. The utilization of the Company’s NOLs are subject to annual Internal Revenue Code Section 382 limitations. The Company has not yet completed a 382 study as of December 31, 2020.

In response to the COVID-19 pandemic, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was signed into law on March 27, 2020. The CARES Act, among other things, includes tax provisions relating to refundable payroll tax credits, deferment of employer’s social security payments, net operating loss utilization and carryback periods and modifications to the net interest deduction limitations. The CARES Act did not have a material impact on the Company’s income tax provision for 2020. The Company will continue to evaluate the impact of the CARES Act on its financial position, results of operations, and cash flows.

On December 27, 2020, the President of the United States signed the Consolidated Appropriations Act, 2021 (“Consolidated Appropriations Act”) into law. The Consolidated Appropriations Act is intended to enhance and expand certain provisions of the CARES Act, allows for the deductions of expenses related to the Payroll Protection Program funds received by companies, and provides an update to meals and entertainment expensing for 2021. The Consolidated Appropriations Act did not have a material impact to the Company’s income tax provision for the year ended December 31, 2020.